UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): May 15, 2019
EXTRACTION OIL & GAS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or Other Jurisdiction of Incorporation)	001-37907 (Commission File Number)	46-1473923 (IRS Employer Identification No.)
370 17th Street, Suite 5300
Denver, Colorado 80202
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code (720) 557-8300
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01	XOG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Extraction Oil & Gas, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on May 15, 2019, for the following purposes: (1) to elect three Class III directors to serve on the Company’s Board of Directors with a term of office expiring at the 2022 Annual Meeting of Stockholders; (2) to ratify the appointment of PricewaterhouseCoopers, LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; (3) to approve the amendment and restatement of the Company’s 2016 Long Term Incentive Plan, including an increase in the authorized shares reserved for issuance thereunder; and (4) to approve, on an advisory basis, the compensation of the Company’s named executive officers. Each of these items is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 5, 2019.
At the close of business on March 18, 2019, the record date for the Annual Meeting, 169,314,622 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting.
Proposal 1 — Election of Directors
The nominees for Class III director were duly elected by the Company’s stockholders, with votes as follows:

Nominee	Shares For	Shares Withheld	Broker Non-Votes
Mark A. Erickson	104,523,339	14,590,997	18,234,789
Donald L. Evans	104,529,108	14,585,228	18,234,789
Peter A. Leidel	96,508,651	22,605,685	18,234,789

Proposal 2 — Ratification of Appointment of Independent Auditors
The appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining
137,224,228	110,253	14,644

Proposal 3 - Approval of the Amendment and Restatement of the Company’s 2016 Long Term Incentive Plan, Including an Increase in the Authorized Shares
The amendment and restatement of the Company’s 2016 Long Term Incentive Plan, including an increase in the authorized shares, was approved, as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
100,603,484	18,393,718	117,134	18,234,789

Proposal 4 - Approval of the Compensation, on an Advisory Basis, of the Company’s Named Executive Officers
The compensation of the Company’s named executive officers was approved, on an advisory basis, as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
115,889,072	3,107,488	117,776	18,234,789

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2019	EXTRACTION OIL & GAS, INC.
	By:	/s/ Russell T. Kelley, Jr.
Russell T. Kelley, Jr. Chief Financial Officer

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